POWER OF ATTORNEY

Each of the entities listed on Schedule A (each a "Trust"), and each of the undersigned officers and trustees of each Trust hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign each Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of each Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, EACH TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 22nd day of March, 2007.





                         By:
                            /s/ Jack L. Rivkin
                           -------------------------
                           Name: Jack L. Rivkin
                           Title: President and Trustee



ATTEST:


/s/ Claudia A. Brandon
---------------------------
Name: Claudia A. Brandon
Title: Secretary



[Signatures Continued on Next Page]

         Signature                         Title
         ---------                         -----


/s/ Michael M. Knetter                   Trustee
----------------------
Michael M. Knetter



/s/ George W. Morriss                    Trustee
---------------------
George W. Morriss

                               POWER OF ATTORNEY
                                   SCHEDULE A


Lehman Brothers Institutional Liquidity Funds
Lehman Brothers Institutional Liquidity Cash Management Funds
Lehman Brothers Reserve Liquidity Funds
Neuberger Berman Equity Funds
Neuberger Berman Income Funds
Neuberger Berman Institutional Liquidity Series

                               POWER OF ATTORNEY

Each of the entities listed on Schedule A (each a "Trust"), and each of the undersigned officers and trustees of each Trust hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Jennifer
R. Gonzalez, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign each Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of each Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, EACH TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New
York this   1   day of June, 2007.





                         By:
                            /s/ Jack L. Rivkin
                           ---------------------------------
                           Name: Jack L. Rivkin
                           Title: President and Trustee



ATTEST:


/s/ Claudia A. Brandon
--------------------------------------
Name: Claudia A. Brandon
Title: Secretary



[Signatures Continued on Next Page]

         Signature                         Title
         ---------                         -----


/s/ Martha Clark Goss                      Trustee
-------------------------
Martha C. Goss

                               POWER OF ATTORNEY
                                   SCHEDULE A


Lehman Brothers Income Funds
Lehman Brothers Institutional Liquidity Funds
Lehman Brothers Institutional Liquidity Cash Management Funds
Lehman Brothers Reserve Liquidity Funds
Neuberger Berman Equity Funds
Neuberger Berman Institutional Liquidity Series